UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ADIENT PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! ADIENT PLC 2022 Annual General Meeting Vote by March 6, 2022 11:59 PM ET. For shares held in a plan, vote by March 3, 2022 11:59 PM ET. Adient plc 25-28 NORTH WALL QUAY IFSC, DUBLIN 1 IRELAND D64996-P64763-Z81531 You invested in ADIENT PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 8, 2022. Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 22, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.proxyvote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in person at the meeting* March 8, 2022 1:00 PM Local Time 25-28 North Wall Quay IFSC, Dublin 1 Ireland *Please check the proxy materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.proxyvote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Julie L. Bushman For 1b. Peter H. Carlin For 1c. Raymond L. Conner For 1d. Douglas G. Del Grosso For 1e. Ricky T. Dillon For 1f. Richard Goodman For 1g. José M. Gutiérrez For 1h. Frederick A. Henderson For 1i. Barb J. Samardzich For 2. To ratify, by non-binding advisory vote, the appointment of PricewaterhouseCoopers LLP as our independent auditor for fiscal year 2022 and to authorize, by binding vote, the Board of Directors, acting through the Audit Committee, to For set the auditors’ remuneration. 3. To approve, on an advisory basis, our named executive officer compensation. For 4. To renew the Board of Directors’ authority to issue shares under Irish law. For 5. To renew the Board of Directors’ authority to opt-out of statutory preemption rights under Irish law. For In their discretion, the proxies are authorized to vote on such matters as may properly come before the meeting or any adjournments thereof. Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “Sign up for E-delivery”. D64997-P64763-Z81531